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                                                                  EXHIBIT (j)(1)



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders of
ING Equity Trust:



We consent to the reference to our firm under the heading, "Independent Auditors" in the statement of additional information.



                                          /s/  KPMG LLP


Boston, Massachusetts
May 28, 2002